RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Institutional Class (RPHIX)

Retail Class (RPHYX)

Supplement dated October 10, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information ("SAI") dated January 26, 2023.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of 9 a.m. on October 11, 2023 (the "Opening Date"), Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund (the "Fund") are open to purchase by all investors without restriction.

The Fund reserves the right, in its sole discretion, to reject any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the Fund may be restricted or reopened in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.